SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 1, 2021

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street	Warren	Pennsylvania	16365
(Address of principal executive office)			(Zip code)
 Registrant’s telephone number, including area code:        (814) 726-2140
 (Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On April 1, 2021, Northwest Bank, a Pennsylvania-chartered savings bank and subsidiary of Northwest Bancshares, Inc., a Maryland corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) by and among The Bert Company (doing business as Northwest Insurance Services) (“NIS”), USI Insurance Services LLC (“Buyer”), and Northwest Bank, pursuant to which Buyer will purchase substantially all of the assets of NIS and assume certain liabilities of NIS.

Pursuant to the terms and subject to the conditions set forth in the Agreement, at the closing of the transaction (the “Closing”), Buyer shall pay Northwest Bank an aggregate purchase price of $31.8 million, subject to adjustment as set forth in the Agreement.

The Agreement contains customary representations and warranties from Northwest Bank, NIS and the Buyer, and each party has agreed to customary covenants, including, among others, NIS has agreed to covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the Closing. In addition, Northwest Bank and NIS have agreed to indemnify and defend the Buyer against losses based upon or arising out of any untrue or incorrect Northwest Bank and NIS representations and warranties; any breach of covenant by Northwest Bank or NIS; the excluded liabilities, the excluded assets or the operation of the business prior to the Closing; certain tax liabilities; certain benefit and compensation arrangements; and other customary matters. Buyer has agreed to indemnify and defend Northwest Bank and NIS against losses based upon or arising out of any untrue or incorrect Buyer representations and warranties, any breach of covenant by Buyer and the assumed liabilities.

The consummation of the transaction is subject to conditions, including, among others, a mutual condition that no order or applicable laws preventing the consummation of the transaction will be in effect, and there will be no pending action by a governmental entity seeking to enjoin, restrain or otherwise prohibit the consummation of the transaction. Each party’s obligation to complete the transaction is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Agreement, and (iii) the delivery of certain items pursuant to the Agreement. Further, the Buyer’s obligations are subject to there having been no event, change or circumstance that has had or would reasonably be expected to have a material adverse effect, as defined in the Agreement.

The Agreement provides certain termination rights for the parties, including, among others, mutual consent of the parties.

The information contained in this Current Report on Form 8-K and the information incorporated by reference herein should not be read alone, but should instead be read in conjunction with the other information regarding the Company and Northwest Bank, their affiliates or their businesses, the Agreement and the transaction that are or will be contained in, or incorporated by reference into, the Company’s filings with the Securities and Exchange Commission (“SEC”).

Forward-Looking Statements

This Current Report may contain “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. The words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below:

•the ability to obtain regulatory approvals and meet other closing conditions to the transaction;
•delay in closing the transaction;
•general economic conditions, either nationally or in our market areas, that are different than expected;
•major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, including the current coronavirus (COVID-19) pandemic, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies;
•adverse changes in the securities and credit markets;
•cyber-security concerns, including an interruption or breach in the security of our website or other information systems;
•technological changes that may be more difficult or expensive than expected;
•the ability of third-party providers to perform their obligations to us;
•changes in consumer spending, borrowing and savings habits;
•our ability to access cost-effective funding;
•timing of revenue and expenditures;
•changes in legislative and regulatory matters;
•changes in the financial performance and/or condition of our borrowers;
•the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.
•other risks and uncertainties, including those occurring in the United States and world financial systems; and
•the risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

Additional factors which may cause actual results of the proposed transaction to differ materially from those contained in forward-looking statements are the possibility that the proposed transaction may not be timely completely, if at all; that the other customer closing conditions are not satisfied in a timely manner or at all; and reputation risks and the reaction of shareholders, customers, employees or other constituents to the proposed transaction.

Item 9.01                                           Financial Statements and Exhibits

        (d)     Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

1.1	Asset Purchase Agreement, dated as of April 1, 2021, by and among The Bert Company (doing business as Northwest Insurance Services), USI Insurance Services LLC, and Northwest Bank*
* Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 6, 2021	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer